Exhibit 99.2

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Genesis Financial Solutions, Inc.
15220 NW Greenbrier Parkway, Suite 200
Beaverton, Oregon 97006

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Genesis Financial Solutions, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to receivables related to a portfolio of revolving private label credit card accounts in connection with the proposed offering of Genesis Sales Finance Master Trust, Series 2018-A Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 16, 2018, representatives of the Company provided us with a credit card receivable accounts listing, with respect to 148,798 credit card receivable accounts (the “Credit Card Account Listing”).  At the Company’s instruction, we randomly selected 150 credit card receivable accounts (the “Sample Accounts”) from the Credit Card Account Listing.

Further, on November 21, 2018, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business October 31, 2018, with respect to each of the credit card receivable accounts included in the Credit Card Account Listing (the “Statistical Data File”).

At your instruction, we performed certain comparisons and recomputations for each of the Sample Accounts relating to the characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

 Characteristics
1. Account number (for informational purposes only) 2. State 3. Open date 4. Annual percentage rate (APR)	5. Credit limit amount 6. Credit type 7. Current FICO score 8. Account age

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived an electronic loan file, prepared, created, and delivered by the Company, from the servicer system as of the close of business October 31, 2018 (the “Servicer System File”).

We compared Characteristic 8. to the difference (in months) between (i) the first funded date (as set forth on the Statistical Data File) and (ii) October 31, 2018.

The Servicer System File used in support of the Characteristics was provided to us by representatives of the Company and hereinafter is referred to as the “Source Document.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Document and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Document is a comprehensive or valid instrument or reflect the current prevailing terms with respect to the corresponding Sample Accounts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Source Document, except as indicated in Appendix A.  Supplemental information is contained in Appendix B.

*****

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the credit card receivable accounts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the credit card receivable accounts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.   We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 27, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 27, 2018.

In applying our agreed-upon procedures as outlined above for the Statistical Data File, we observed the following:

Exception Description Number	Exception Description – Cellular Site Characteristics

1	One difference in annual percentage rate (APR).

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 27, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Account number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Servicer System File

1	[REDACTED]	Annual percentage rate (APR)	26.99%	22.99%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.